UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

PETRO RIVER OIL CORP.

(Exact name of Registrant as specified in its Charter)

Delaware	000-49760	9800611188
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 5th Avenue, Suite 1702 New York, NY 10003
(Address of principal executive offices)

(469) 828-3900
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Petro River Oil Corp. (the “Company”) issued a press release today announcing that the Bureau of Indian Affair’s (BIA) Branch of Enforcement and Lease Compliance has completed an Environmental Assessment (EA) concerning the approval of drilling permits for the Company’s Osage County, OK concession. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

Exhibit No.	Description
99.1	Press Release, dated March 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RIVER OIL CORP.

Date: March 8, 2017	By:	/s/ Scot Cohen
Scot Cohen
Executive Chairman

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated March 8, 2017